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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported) August 21, 1997

                    Headlands Home Equity Loan Trust 1997-1
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             (Exact name of registrant as specified in its charter)

          Delaware                     333-28031               68-0397342
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(State or Other Jurisdiction       (Commission File        (I.R.S. Employer
of Incorporation)                  Number)                 Identification No.)

c/o Headlands Mortgage Company                                    94939
900 Larkspar Landing Circle                                     ----------
Suite 240                                                       (Zip Code)
Larkspar, California
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(Address of Principal Executive Offices)

       Registrant's telephone number, including area code (415) 925-5442

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Item 2.  Acquisition or Disposition of Assets

Description of the Securities and the Home Equity Loans

                  Headlands Mortgage Securities, Inc., as Sponsor, has registered an issuance of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, Headlands Home Equity Loan Trust 1997-1 (the "Trust") issued $192,924,110.37 Class A Variable Rate Asset Backed Notes and Class S 1.25% Asset Backed Notes (together, the "Notes") on August 21, 1997. The Trust also issued in a private placement a Certificate (the "Certificate"), which will be initially retained by the Sponsor and will initially represent approximately 2% of the outstanding principal balances of the HELOCs (as defined below). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of August 1, 1997, between The First National Bank of Chicago, as indenture trustee (the "Trustee").

                  The Notes evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of a pool of adjustable rate home equity revolving credit line loans made under certain home equity revolving credit line loan agreements (the "HELOCs") secured by first or second deeds of trust on primarily one-to four-family residential properties.

                  As of the Closing Date, the HELOCs had the characteristics described in the Prospectus dated July 17, 1997 and the Prospectus Supplement dated as of August 18, 1997 filed pursuant to Rule 424(b)(2) of the Act with the Commission.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated as of August 18, 1997, among Headlands Mortgage Company and Greenwich Capital Markets, Inc.

                  4.1 Indenture, dated as of August 1, 1997, between Headlands Home Equity Loan Trust 1997-1 and The First National Bank of Chicago, as Indenture Trustee.


                  4.2 Trust Agreement, dated as of August 1, 1997, between Headlands Mortgage Securities, Inc. and Wilmington Trust Company, as Owner Trustee.

                  4.3 Sale and Servicing Agreement, dated as of August 1, 1997, among Headlands Home Equity Loan Trust 1997-1, as Issuer, Headlands Mortgage Company, as Servicer, Headlands Mortgage Securities, Inc., as Sponsor and The First National Bank of Chicago, as indenture trustee.

                  4.4 Surety Bond, dated as of August 21, 1997 and delivered by Capital Markets Assurance Corporation.

                  10.1 HELOC Purchase Agreement, dated as of August 1, 1997, among Headlands Mortgage Company, as Seller, and Headlands Mortgage Securities, Inc., as Purchaser.

                  10.2 Insurance and Reimbursement Agreement, dated August 1, 1997, among Capital Markets Assurance Corporation, Headlands Mortgage Company, Headlands Mortgage Securities, Inc. and Greenwich Capital Markets, Inc.

                  23.1 Consent of KPMG Peat Marwick LLP regarding financial statements of Capital Markets Assurance Corporation and their report.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HEADLANDS HOME EQUITY LOAN TRUST 1997-1

                             By:  Headlands Mortgage Company, as Servicer

                                  By: /s/ Kristen Decker
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                                      Name:  Kristen Decker
                                      Title:  Senior Vice President

Dated:  September 10, 1997

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                                 EXHIBIT INDEX

Exhibit No.       Description
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1.1               Underwriting Agreement, dated as of August 18, 1997, among
                  Headlands Mortgage Company and Greenwich Capital Markets,
                  Inc.

4.1 Indenture, dated as of August 1, 1997, between Headlands Home Equity Loan Trust 1997-1 and The First National Bank of Chicago, as Indenture Trustee.

4.2 Trust Agreement, dated as of August 1, 1997, between Headlands Mortgage Securities, Inc. and Wilmington Trust Company, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of August 1, 1997, among Headlands Home Equity Loan Trust 1997-1, as Issuer, Headlands Mortgage Company, as Servicer, Headlands Mortgage Securities, Inc., as Sponsor and The First National Bank of Chicago, as Indenture Trustee.

4.4 Surety Bond, dated as of August 21, 1997 and delivered by Capital Markets Assurance Corporation.

10.1 HELOC Purchase Agreement, dated as of August 1, 1997, among Headlands Mortgage Company, as Seller, and Headlands Mortgage Securities, Inc., as Purchaser.

10.2 Insurance and Reimbursement Agreement, dated August 1, 1997, among Capital Markets Assurance Corporation, Headlands Mortgage Company, Headlands Mortgage Securities, Inc. and Greenwich Capital Markets, Inc.

23.1 Consent of KPMG Peat Marwick LLP regarding financial statements of Capital Markets Assurance Corporation and their report.

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